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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Mercator Selected Historical Financial Data" and "Experts" and to the use of our report dated February 14, 1997, with respect to the financial statements of Mercator Genetics, Inc. (a development stage company) included in Amendment No. 9 to the Registration Statement (Form S-1 No. 333-05369) and related Prospectus of Progenitor, Inc.


                                          /s/ ERNST & YOUNG LLP


Palo Alto, California
August 4, 1997